Capital Group Dividend Value ETF
Investment portfolio
August 31, 2022
unaudited
Common stocks 94.55% Industrials 19.95%	Shares	Value (000)
Raytheon Technologies Corp.	445,240	$39,960
General Electric Co.	416,881	30,616
General Dynamics Corp.	90,901	20,810
Carrier Global Corp.	364,895	14,274
Illinois Tool Works, Inc.	44,607	8,691
Union Pacific Corp.	35,780	8,033
TFI International, Inc.	80,376	8,021
Stanley Black & Decker, Inc.	50,600	4,458
		134,863
Information technology 14.87%
Microsoft Corp.	168,162	43,970
Broadcom, Inc.	68,210	34,044
Apple, Inc.	142,910	22,468
		100,482
Health care 13.80%
Abbott Laboratories	287,575	29,520
UnitedHealth Group, Inc.	37,353	19,398
Amgen, Inc.	58,131	13,969
AbbVie, Inc.	82,700	11,120
Gilead Sciences, Inc.	159,104	10,098
Medtronic PLC	104,159	9,158
		93,263
Energy 9.34%
Baker Hughes Co., Class A	738,657	18,658
EOG Resources, Inc.	113,004	13,707
Chevron Corp.	83,441	13,189
Canadian Natural Resources, Ltd.	228,258	12,511
Halliburton Company	168,289	5,071
		63,136
Consumer staples 8.70%
Philip Morris International, Inc.	335,609	32,047
British American Tobacco PLC	478,694	19,194
Coca-Cola Company	122,118	7,536
		58,777
Consumer discretionary 7.46%
McDonald’s Corp.	67,010	16,905
General Motors Company	198,263	7,576
Amazon.com, Inc.[1]	59,640	7,560
TopBuild Corp.[1]	40,170	7,382
Capital Group Dividend Value ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Aptiv PLC[1]	72,960	$6,817
Burlington Stores, Inc.[1]	29,747	4,170
		50,410
Communication services 6.45%
Comcast Corp., Class A	600,310	21,725
Meta Platforms, Inc., Class A1	54,946	8,952
Alphabet, Inc., Class A1	67,665	7,323
Netflix, Inc.[1]	25,069	5,605
		43,605
Utilities 5.93%
Edison International	351,528	23,823
Public Service Enterprise Group, Inc.	159,371	10,257
NextEra Energy, Inc.	70,696	6,013
		40,093
Financials 3.49%
American International Group, Inc.	263,560	13,639
JPMorgan Chase & Co.	87,857	9,992
		23,631
Materials 3.24%
Linde PLC	62,567	17,698
Freeport-McMoRan, Inc.	141,463	4,187
		21,885
Real estate 1.32%
Crown Castle, Inc. REIT	52,140	8,907
Total common stocks (cost: $672,528,000)		639,052
Short-term securities 5.31% Money market investments 5.31%
Capital Group Central Cash Fund 2.26%[2,3]	358,937	35,887
Total short-term securities (cost: $35,888,000)		35,887
Total investment securities 99.86% (cost: $708,416,000)		674,939
Other assets less liabilities 0.14%		936
Net assets 100.00%		$675,875
Capital Group Dividend Value ETF — Page 2 of 5

unaudited
Investments in affiliates3

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 8/31/2022 (000)	Dividend income (000)
Short-term securities 5.31%
Money market investments 5.31%
Capital Group Central Cash Fund 2.26%[2]	$10,077	$27,684	$1,873	$—[4]	$(1)	$35,887	$106
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at August 31, 2022.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Capital Group Dividend Value ETF — Page 3 of 5

unaudited
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2022, all of the fund’s investments were classified as Level 1.
Key to abbreviation
REIT = Real Estate Investment Trust
Capital Group Dividend Value ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
ETGEFP1-304-1022O-S88437	Capital Group Dividend Value ETF — Page 5 of 5